UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 07, 2011

PerkinElmer, Inc.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-05075	04-2052042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

940 Winter Street, Waltham, Massachusetts		02451
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 663-6900

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On November, 7, 2011, PerkinElmer, Inc. (the “Company”) filed a Current Report on Form 8-K reporting that on November 7, 2011 the Company completed its acquisition of Caliper Life Sciences, Inc. (“Caliper”) by merging one of its indirect, wholly-owned subsidiaries with and into Caliper such that Caliper became an indirect, wholly-owned subsidiary of the Company.

This Current Report on Form 8-K/A amends the original Form 8-K to provide the historical financial statements of Caliper required under Item 9.01(a) and the pro forma financial information required under Item 9.01(b).

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The audited consolidated financial statements of Caliper as of December 31, 2010 and 2009 and for the years ended December 31, 2010, 2009 and 2008 are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference herein. The consent of Caliper’s independent auditors is attached hereto as Exhibit 23.1.

The unaudited consolidated financial statements of Caliper as of September 30, 2011 and 2010 and for the year-to-date interim periods ended September 30, 2011 and 2010 are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of the Company and Caliper with respect to the year ended January 2, 2011 and as of and for the nine months ended October 2, 2011 are included as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP.

99.1	Audited Consolidated Financial Statements of Caliper as of December 31, 2010 and 2009 and for each of the three years in the period ended December 31, 2010 and notes thereto.

99.2	Unaudited Consolidated Financial Statements of Caliper as of and for the three and nine months ended September 30, 2011 and September 30, 2010 and notes thereto.

99.3	Unaudited Pro Forma Condensed Combined Financial Information for the year ended January 2, 2011 and as of and for the nine months ended October 2, 2011 and notes thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERKINELMER, INC.

Date: January 19, 2012	/s/ JOEL S. GOLDBERG
Joel S. Goldberg Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP.

99.1	Audited Consolidated Financial Statements of Caliper as of December 31, 2010 and 2009 and for each of the three years in the period ended December 31, 2010 and notes thereto.

99.2	Unaudited Consolidated Financial Statements of Caliper as of and for the three and nine months ended September 30, 2011 and September 30, 2010 and notes thereto.

99.3	Unaudited Pro Forma Condensed Combined Financial Information for the year ended January 2, 2011 and as of and for the nine months ended October 2, 2011 and notes thereto.